[Letterhead]

Interval International
The Quality Vacation Exchange Network

Western Regional Office
4530 South Decatur Boulevard
Suite 202
Las Vegas, Nevada 89103, U.S.A.
702-227-8080
Fax 702-227-8040

World Headquarters
6262 Sunset Drive
Miami, Florida 33143 U.S.A.

July 30, 1997


Mr. Richard Beard
Ballard, Spahr, Andrews & Ingersoll
201 S. Main Street, #1200
Salt Lake City, Utah  84111

Dear Richard,

The purpose of this letter is to inform you of Interval International's desire to affiliate the project being developed by the Royal Aloha Development Company in Las Vegas at 360 East Desert Inn Road. We have met on numerous occasions to review the proposed development plans for the project and barring major deviations from those plans, and provided the registration and legal requirements are met, the project meets our criteria for affiliation and would be a fine addition to our exchange network. We will continue to work with Royal Aloha Development Company on the affiliation as the development progresses.

If you require any additional information, please contact me.

Yours truly,

/s/ Peter Humber

Peter Humber
Assistant Vice President
Western Region